UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

PILGRIM BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55290	46-5110553
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

40 South Main Street, Cohasset, Massachusetts	02025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 383-0541

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2018, Pilgrim Bancshares, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-Votes

Steven T. Golden	1,412,470	48,852	612,637

Ronald H. Goodwin	1,411,570	49,752	612,637

Mary E. Granville	1,411,870	49,452	612,637

2.	The ratification of the appointment of Baker Newman & Noyes, P. A., LLC asthe Company’s independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstain

2,007,608	57,101	9,250

Item 8.01.	Other Events.

On May 22, 2018, the Company utilized a slideshow at its 2018 Annual Meeting of Stockholders. This slideshow discusses the Company’s financial performance and is available on the Company’s website, www.bankpilgrim.com, under the links for “Investor Relations.”

Certain statements herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, general economic conditions, changes in interest rates, regulatory considerations, and competition. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PILGRIM BANCSHARES, INC.

DATE: May 22, 2018	By:	/s/ Francis E. Campbell
Francis E. Campbell
President and Chief Executive Officer